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                                                                   EXHIBIT 10.72

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE STATE OF GEORGIA SECURITIES LAWS OR ANY OTHER STATE'S SECURITIES LAWS BASED UPON APPLICABLE EXEMPTIONS AVAILABLE UNDER SUCH LAWS. NO SALE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE IN THE ABSENCE OF A REGISTRATION OR AN AVAILABLE EXEMPTION THEREFROM.

                          NONRECOURSE PROMISSORY NOTE
                           AND STOCK PLEDGE AGREEMENT

$509,120                                                           May 1, 1998

     FOR VALUE RECEIVED, and in consideration for the 63,640 shares of Common Stock (the "Stock") of Sunbelt (as defined below) granted to the Maker pursuant to that certain Executive Employment Agreement by and between the Maker and Sunbelt dated April 22, 1998, subject to the terms and provisions set forth below the undersigned, Robert W. Gundeck (hereinafter "Maker"), promises to pay in legal tender of the United States to the order of Sunbelt Automotive Group, Inc. (hereinafter "Holder" or "Sunbelt"), at Atlanta, Georgia, or at such other place as Holder may from time to time designate to Maker in writing, the principal sum of $509,120, together with interest on the outstanding principal balance, from the date hereof (the "Note"). Interest shall be at the rate equal to eight percent (8%) per annum until paid in full. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be computed on the daily outstanding balance of this Note as of the close of business each day. All payments shall be applied first to accrued and unpaid interest and then to the outstanding principal balance.

     1.0 Replacement of Prior Promissory Note. This Nonrecourse Promissory Stock and Stock Pledge Agreement supersedes in its entirety that certain Promissory Note dated May 1, 1998 (the "Prior Note") in the principal amount of $509,120 executed by Maker in favor of Holder in connection with Maker's purchase of the Stock from Holder on such date. Holder acknowledges and agrees that Holder has no further rights, and Maker has no further obligations, under the Prior Note.

     2.0 Nonrecourse Provisions. Notwithstanding any term or provisions contained herein to the contrary, this Nonrecourse Promissory Note and Stock Pledge Agreements is, as to payment of any principal or interest hereunder, a nonrecourse obligation for which Maker is not personally liable to Holder if Maker defaults hereunder. Holder's sold recourse hereunder upon an Event of Default (as defined below) is to foreclose upon the Collateral (as defined below) pledged hereunder in full satisfaction and accord of the indebtedness of Maker to Holder hereunder. The terms and provisions of this Section 2.0 shall apply regardless of the fair market value of the Collateral at the time of the Event of Default.

     3.0 Pledge of Stock. To secure all of Maker's obligations hereunder, Maker hereby pledges and grants a security interest to Holder in the Stock and all stock dividends and stock splits hereafter declared or distributed (the Stock and the stock splits or stock dividends being hereinafter referred to as the "collateral"). Simultaneously with the execution of this Nonrecourse Promissory Note and Stock Pledge Agreement, Maker is delivering to Holder, and Holder hereby acknowledges receipt of, the certificates evidencing the 63,640 shares of Common


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Stock of Sunbelt issued in the name of Maker. Upon the occurrence of an Event of
Default hereunder, Holder may, in its sole discretion foreclose upon and take title to the Collateral in full satisfaction and accord of all obligations of Maker hereunder. Maker shall have no further obligation and shall have no personal liability to Holder hereunder. Unless and until the occurrence of an Event of Default hereunder, Maker shall be entitled to receive any and all cash dividends or other cash distributions on the Collateral and exercise any and all voting powers pertaining to any of the Collateral (or give written consents in lieu of voting thereon) as a stockholder of record of Sunbelt with respect to the Collateral. Upon full payment of all principal and interest owed hereunder by Maker, Holder shall immediately release and deliver to Maker the certificates evidencing the Collateral.

     4.0 Payment. Payment of principal and interest hereunder shall be made by maker as follows:

          (a) Interest shall be paid annually each year with the first interest payment being due and payable on July 31, 1999 and each year thereafter until the principal amount hereunder is paid in full.

          (b) Payment of the principal sum of $509,120 together with accrued and unpaid interest as of the date thereof shall be made on the 31st day of July, 2003 and shall be paid by the Maker at its principal place of business.

     5.0 Lawful Interest. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by law. In the event any such payment is inadvertently paid by Maker or received by Holder, then such excess sum shall be credited as payment of principal, unless the Maker shall notify the Holder in writing that the Maker elects to have such excess sum returned to him. The parties intend that Maker shall not pay and Holder shall not receive directly, or indirectly, in any manner whatsoever, interest in excess of that which may be legally paid by the Maker under applicable law.

     6.0 Default. If any of the following events ("Events of Default") occur, then the entire unpaid principal sum evidenced by this Note, together with all accrued interest thereon, shall, upon giving of notice and the expiration of Maker's right to cure such default, at the option of the Holder become due:

          (a) should Maker be duly terminated "for cause" in accordance with the provisions of the Maker's Executive Employment Agreement with Sunbelt; or

          (b) if the Maker fails to pay when due any amount payable hereunder, and should the Maker fail to cure any such default within a fifteen (15) day period following written notice of default delivered by the Holder to the Maker.

     7.0 Transferability of Note. This Note may not be sold, negotiated, assigned, or transferred by the Holder. Further, this Note has been acquired for investment and has not been registered under the Securities Act of 1933 (the "1933 Act") in reliance on exemptions contained in Sections 3 and 4 of the 1933 Act. This Note may not be sold or transferred except in transactions (a) registered thereunder, and (b) registered under or otherwise in compliance with the laws of the State in which the sale or transfer is to occur. The sale, transfer or other


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disposition of this Note is restricted pursuant to the provisions of a
Subscription Agreement from the registered holder to the Company, a copy of which may be examined at the office of the Company.

     8.0 Prepayment Option. The Maker herein shall have the privilege, at any time, and from time to time, of prepaying the outstanding Note herein, either in whole or in part, by prepayment of the principal amount of the Note, or portion thereof to be prepaid, and accrued interest thereon to the date of such prepayment, without charge or penalty.

     9.0 Waiver. No omission to act or waiver by Holder shall act as a waiver of any other default or of the same default at future time, and no single or partial exercise by Holder of any right or remedy shall preclude any other or future exercise of that or any other right or remedy.

     10.0 Notice, Presentment, Protest. Except as otherwise specifically set out herein, the Maker waives notice, presentment for payment, demand, protest, and notice of demand, protest and nonpayment.

     11.0 Governing Law. This Note shall be governed by, enforced and interpreted in accordance with the laws of the State of Georgia.

     12.0 Binding Agreement. This Nonrecourse Promissory Note and Stock Pledge Agreement shall be binding upon and inured to the benefit of Maker and his heirs, beneficiaries, estate and legal representatives and Holder and its successors and assigns.

     IN WITNESS WHEREOF, the undersigned have executed this agreement on the day and year first above written.


                                        "Maker":

                                                /s/ Robert W. Gundeck
                                         -----------------------------------
                                         Robert W. Gundeck



                                         "Holder":

                                         SUNBELT AUTOMOTIVE GROUP, INC.





                                         By:     /s/ Stephen C. Whicker
                                             ---------------------------------


                                         Title:  Secretary
                                                ------------------------------


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